Exhibit D


E.ON Consolidated Financial Statements 12/31/2001
-----------------------------------------------------------------------------------------------------------

Consolidated Statements of Income                                            Telecom-
                                              Energy            Oil        munications       Real Estate
                                                 $               $              $                $
-----------------------------------------------------------------------------------------------------------
Sales                                     16,603,982,104   24,209,140,862     500,554,481   2,950,666,637
Electricity tax                              625,023,579                0               0               0
Petroleum tax                                          0    8,222,160,375               0               0
Net sales                                 15,978,958,525   15,986,980,487     500,554,481   2,950,666,637

Cost of goods sold
  and services provided                   13,355,733,141   14,184,033,016     366,905,600   2,503,512,316
Gross profit from sales                    2,623,225,384    1,802,947,471     133,648,880     447,154,321

Selling expenses                           1,517,376,827      938,471,023      92,732,972     293,279,237
Research and developement cost                         0                0               0               0
General and administrative expenses          683,028,103      239,773,858      82,104,479     102,040,282
Other operating income                     1,129,165,508      734,562,559   5,576,332,716      71,275,737
Other operating expenses                     708,372,689      567,736,295     200,355,869     344,732,027
Income before financial
   earnings and taxes                        843,613,274      791,528,854   5,334,788,277    -221,621,489

Income from profit- and
   loss-pooling agreements                    26,573,834        3,755,083               0               0
Income from companies accounted
   for under the equity method               440,578,254       36,596,074     224,189,963       3,082,703
Losses from companies accounted
   for under the equity method                66,701,354        4,543,016      92,935,963               0
Income from companies in which
   share Investments are held                          0                0               0               0
Income from investments
   (paid this year)                                    0        2,431,555               0               0
Income from investments
   (paid next year)                        1,803,395,864        5,369,312               0         742,380
Income from long-term securities
   and long-term loans                       116,637,566        1,391,874      10,448,877      14,780,275
Other Interests an similar income            510,748,284       26,470,733     260,869,644      18,507,303
Interests and similar expenses               429,901,493      141,122,823     209,676,621      57,310,377
Write-downs of finacial assets
   and long-term loans                        46,601,727          529,016   1,823,665,220       1,840,651
Losses from profit- and loss-pooling
   agreements                                  5,571,831          253,792               0         641,067
Financial earnings                         2,349,157,396      -70,434,016  -1,630,769,320     -22,679,434

Income from continuing operations
   before income taxes                     3,192,770,669      721,094,837   3,704,018,957    -244,300,923

Income taxes                                 320,801,494      469,641,669    -788,941,612     -22,423,420

Income from continuing operations
   after income taxes                      2,871,969,176      251,453,168   4,492,960,569    -221,877,503

Minority interests in profit                 312,843,069        5,141,201     -37,375,950       8,757,062
Minority interests in losses                  24,370,500       24,370,500      24,370,500      24,370,500
Minority interests in Net income             288,472,569      -19,229,300     -61,746,450     -15,613,438

Income from continuing operations          2,583,496,607      270,682,468   4,554,707,019    -206,264,065

Loss from discontined operations                       0                0               0               0

Extraordinary items after Minority
   interests (net of taxes)                            1                1               1               1
Cumulative effect of change in
   accounting principle, net                 -25,480,311      -25,480,311     -25,480,311     -25,480,311

Net income before profit transferred       2,558,016,297      245,202,158   4,529,226,709    -231,744,375

Profit transferred pursuant to a
   profit transfer agreement               1,176,494,099      409,246,286     905,494,315               0
Income from loss transfers                             0                0               0               0

Net income                                 1,381,522,197     -164,044,129   3,623,732,394    -231,744,375

-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                                                                 TOTAL
Consolidated Statements of Income        Distribution         Holding/       Consolidated/
                                           Logistics          Others      01.01.-31.12.2001
                                               $                 $                $
-------------------------------------------------------------------------------------------
Sales                                     14,024,379,029     -460,799,472   71,698,031,458
Electricity tax                                        0                0      625,023,579
Petroleum tax                                          0       -4,555,856    8,217,604,519
Net sales                                 14,024,379,029     -456,243,616   62,855,403,360

Cost of goods sold
  and services provided                   11,942,544,938     -489,163,189   52,264,938,614
Gross profit from sales                    2,081,834,092       32,919,573   10,590,464,747

Selling expenses                           1,362,938,616       27,118,941    5,968,925,383
Research and developement cost                         0         -284,836      458,820,151
General and administrative expenses          428,304,291      119,656,724    2,375,222,531
Other operating income                       259,298,654   -4,945,188,447    4,059,007,958
Other operating expenses                     496,443,435      -57,050,189    2,959,320,885
Income before financial
   earnings and taxes                         53,446,403   -5,001,709,515    2,887,183,754

Income from profit- and
   loss-pooling agreements                       477,480             -621       31,599,600
Income from companies accounted
   for under the equity method                 6,435,246       61,869,412      840,328,651
Losses from companies accounted
   for under the equity method                   553,950       34,290,000      224,314,895
Income from companies in which
   share Investments are held                          0                0                0
Income from investments
   (paid this year)                            2,340,705       -1,322,563        3,930,966
Income from investments
   (paid next year)                              742,380   -1,660,397,218      255,624,341
Income from long-term securities
   and long-term loans                        15,298,590       31,939,565      236,180,302
Other Interests an similar income             39,493,564     -186,998,333      741,360,242
Interests and similar expenses               146,478,890     -198,613,637    1,131,001,560
Write-downs of finacial assets
   and long-term loans                         4,820,073   -1,785,974,570      119,865,426
Losses from profit- and loss-pooling
   agreements                                    750,649        5,937,562       13,000,374
Financial earnings                           -87,815,597      189,450,888      620,841,847

Income from continuing operations
   before income taxes                       -34,369,195   -4,812,258,627    3,508,025,601

Income taxes                                  54,539,367      490,342,125      685,137,737

Income from continuing operations
   after income taxes                        -88,908,562   -5,302,600,752    2,822,887,864

Minority interests in profit                  16,964,913      189,925,430      502,252,551
Minority interests in losses                  24,370,500       24,370,500       24,370,500
Minority interests in Net income              -7,405,587      165,554,930      477,882,051

Income from continuing operations            -81,502,975   -5,468,155,682    2,345,005,813

Loss from discontined operations                       0     -481,956,282     -481,956,282

Extraordinary items after Minority
   interests (net of taxes)                            1                1                1
Cumulative effect of change in
   accounting principle, net                 -25,480,311      -25,480,311      -25,480,311

Net income before profit transferred        -106,983,285   -5,975,592,274    1,837,569,221

Profit transferred pursuant to a
   profit transfer agreement                           0   -2,654,119,100          195,601
Income from loss transfers                             0                0                0

Net income                                  -106,983,285   -3,321,473,174    1,837,373,620

-------------------------------------------------------------------------------------------

row and column totals may reflect small rounding errors exchange rate: 1 $ US = (euro) 0,90

E.ON Consolidated Financial Statements 12/31/2001
---------------------------------------------------------------------------------------------------------------------------------

Consolidated Statements of Income                                                                    Telecom-
                                                  Energy            Oil           Chemicals         munications    Real Estate
                                                  (euro)           (euro)           (euro)            (euro)         (euro)
---------------------------------------------------------------------------------------------------------------------------------
Sales                                          18,448,869,004   26,899,045,402   17,398,463,905     556,171,645  1,291,285,489
Electricity tax                                   694,470,643                -                -               -              -
Petroleum tax                                               -    9,135,733,750                -               -              -
Net sales                                      17,754,398,361   17,763,311,652   17,398,463,905     556,171,645  1,291,285,489

Cost of goods sold and services provided       14,839,703,490   15,760,036,684   13,503,590,955     407,672,889    835,170,276
Gross profit from sales                         2,914,694,871    2,003,274,968    3,894,872,950     148,498,756    456,115,213

Selling expenses                                1,685,974,252    1,042,745,581    2,015,180,476     103,036,635    240,693,973
Research and developement cost                              -                -      510,116,652               -              -
General and administrative expenses               758,920,114      266,415,398      786,190,216      91,227,199    127,537,646
Other operating income                          1,254,628,342      816,180,621    1,170,752,205   6,195,925,240    279,066,649
Other operating expenses                          787,080,765      630,818,106    1,021,865,724     222,617,632    137,537,372
Income before financial
   earnings and taxes                             937,348,082      879,476,504      732,272,087   5,927,542,530    229,412,871

Income from profit- and
   loss-pooling agreements                         29,526,482        4,172,314          879,368               -          2,660
Income from companies accounted
   for under the equity method                    489,531,393       40,662,304       64,045,303     249,099,959     14,465,478
Losses from companies accounted
   for under the equity method                     74,112,616        5,047,796       23,201,946     103,262,181      4,898,733
Income from companies in which
   share Investments are held                                                                                 -
Income from investments
   (paid this year)                                         -        2,701,728                -               -        534,743
Income from investments
   (paid next year)                             2,003,773,182        5,965,902       34,034,863               -     84,314,029
Income from long-term securities
   and long-term loans                            129,597,296        1,546,527       67,077,754      11,609,863        104,279
Other Interests an similar income                 567,498,093       29,411,926       80,687,182     289,855,160     20,175,428
Interests and similar expenses                    477,668,326      156,803,137      347,850,581     232,974,023     99,299,830
Write-downs of finacial assets
   and long-term loans                             51,779,697          587,795       30,359,290   2,026,294,689      3,222,888
Losses from profit- and loss-pooling
   agreements                                       6,190,923          281,991          103,773               -        436,828
Financial earnings                              2,610,174,884      -78,260,018     -154,791,120  -1,811,965,911     11,738,338
                                                                             0                                               0
Income from continuing operations
   before income taxes                          3,547,522,966      801,216,486      577,480,967   4,115,576,619    241,151,209

Income taxes                                      356,446,104      521,824,077      150,355,662    -876,601,791      3,816,220

Income from continuing operations
   after income taxes                           3,191,076,862      279,392,409      427,125,305   4,992,178,410    237,334,989

Minority interests in profit                      347,603,410        5,712,445       10,729,284     -41,528,833      5,663,925
Minority interests in losses                       24,370,500                0        4,159,329               -      2,359,351
Minority interests in Net income                  323,232,910        5,712,445        6,569,955     -41,528,833      3,304,574

Income from continuing operations               2,867,843,952      273,679,964      420,555,350   5,033,707,243    234,030,415

Loss from discontined operations                            -                -                -               -              -
Extraordinary items after Minority interests
   (net of taxes)                                           -                -                -               -              -
Cumulative effect of change in accounting
   principle, net                                 -25,480,312                -                -               -              -

Net income before profit transferred            2,842,363,640      273,679,964      420,555,350   5,033,707,243    234,030,415

Profit transferred pursuant to a
   profit transfer agreement                    1,307,215,666      454,718,096                -   1,006,104,794    181,200,000
Income from loss transfers                                  -                -                -                              -

Net income                                      1,535,147,974     -181,038,132      420,555,350   4,027,602,449     52,830,415

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL
Consolidated Statements of Income               Distribution/      subtotal         Holding/         Consolidated
                                                  Logistics                          Others        01.01.-31.12.2001
                                                   (euro)          (euro)            (euro)             (euro)
---------------------------------------------------------------------------------------------------------------------

Sales                                          15,582,643,366  80,176,478,811      -511,999,413     79,664,479,398
Electricity tax                                             -     694,470,643                 -        694,470,643
Petroleum tax                                               -   9,135,733,750        -5,062,062      9,130,671,688
Net sales                                      15,582,643,366  70,346,274,418      -506,937,351     69,839,337,067

Cost of goods sold and services provided       13,269,494,375  58,615,668,669      -543,514,654     58,072,154,015
Gross profit from sales                         2,313,148,991  11,730,605,749        36,577,303     11,767,183,052

Selling expenses                                1,514,376,240   6,602,007,157        30,132,157      6,632,139,314
Research and developement cost                              -     510,116,652          -316,484        509,800,168
General and administrative expenses               475,893,657   2,506,184,230       132,951,916      2,639,136,146
Other operating income                            288,109,615  10,004,662,672    -5,494,653,830      4,510,008,842
Other operating expenses                          551,603,817   3,351,523,416       -63,389,099      3,288,134,317
Income before financial
   earnings and taxes                              59,384,892   8,765,436,966    -5,557,455,017      3,207,981,949

Income from profit- and
   loss-pooling agreements                            530,533      35,111,357              -690         35,110,667
Income from companies accounted
   for under the equity method                      7,150,273     864,954,710        68,743,791        933,698,501
Losses from companies accounted
   for under the equity method                        615,500     211,138,772        38,100,000        249,238,772
Income from companies in which
   share Investments are held
Income from investments
   (paid this year)                                 2,600,783       5,837,254        -1,469,514          4,367,740
Income from investments
   (paid next year)                                   824,867   2,128,912,843    -1,844,885,798        284,027,045
Income from long-term securities
   and long-term loans                             16,998,433     226,934,152        35,488,406        262,422,558
Other Interests an similar income                  43,881,738   1,031,509,527      -207,775,925        823,733,602
Interests and similar expenses                    162,754,322   1,477,350,219      -220,681,819      1,256,668,400
Write-downs of finacial assets
   and long-term loans                              5,355,637   2,117,599,996    -1,984,416,189        133,183,807
Losses from profit- and loss-pooling
   agreements                                         834,054       7,847,569         6,597,291         14,444,860
Financial earnings                                -97,572,886     479,323,287       210,500,987        689,824,274

Income from continuing operations
   before income taxes                            -38,187,994   9,244,760,253    -5,346,954,030      3,897,806,223

Income taxes                                       60,599,297     216,439,569       544,824,583        761,264,152

Income from continuing operations
   after income taxes                             -98,787,291   9,028,320,684    -5,891,778,613      3,136,542,071

Minority interests in profit                       18,849,903     347,030,134       211,028,256        558,058,390
Minority interests in losses                                -      30,889,180                 -         30,889,180
Minority interests in Net income                   18,849,903     316,140,954       211,028,256        527,169,210

Income from continuing operations                -117,637,194   8,712,179,730    -6,102,806,869      2,609,372,861

Loss from discontined operations                            -               -      -535,506,980       -535,506,980
Extraordinary items after Minority interests
   (net of taxes)                                           -               -                 -                  -
Cumulative effect of change in accounting
   principle, net                                           -     -25,480,312                 -        -25,480,312

Net income before profit transferred             -117,637,194   8,686,699,418    -6,638,313,849      2,048,385,569

Profit transferred pursuant to a
   profit transfer agreement                                -   2,949,238,556    -2,949,021,222            217,334
Income from loss transfers                                  -               -                 -                  -

Net income                                       -117,637,194   5,737,460,862    -3,689,292,627      2,048,168,235

-------------------------------------------------------------------------------------------------------------------
column totals may reflect small rounding errors
exchange rate: 1 $ US =(euro)0,90                                      0.9


                                                                                                                           E.ON AG
----------------------------------------------------------------------------------------------------------------------------------
ASSETS                                      Energy          Oil           Chemicals       Telecom-                   Distribution/
                                                                                        munications     Real estate    Logistics
----------------------------------------------------------------------------------------------------------------------------------
                                              $              $                $              $               $             $
----------------------------------------------------------------------------------------------------------------------------------
Fixed assets
I.  Intangible assets
    Licenses                             1,802,354,431    714,432,312     840,136,634    306,585,529     57,040,173     23,430,398
    Goodwill                                         -              -               -              -              -              -
    Goodwill from financial statement       23,973,616      8,692,269     229,455,761              -              -    132,235,264
    Goodwill from equity consolidation   1,194,360,523    743,092,732   2,447,976,040     16,418,261     51,068,670    476,166,229
    Other intangible assets                 36,430,245              -       9,465,266              -              -      4,263,327
    Advance payments                                 -     20,282,898               -              -        341,506              -
                                        ------------------------------------------------------------------------------------------
    Total Intangible assets              3,057,118,815  1,486,500,211   3,527,033,702    322,059,838    108,450,349    636,095,217
                                        ------------------------------------------------------------------------------------------
                                                                                    -                             -
II. Property, plant and equipment                                                                  -              -
    Real estate, leasehold rights        2,738,260,985    519,003,738     720,599,618      8,689,604    721,771,543    234,139,620
    Buildings, including buildings
      on leasehold land                  2,199,665,301    954,277,087   1,139,268,246     26,472,712  1,789,482,124    754,903,717
    Mine developement costs,
      mines, drillings                      14,221,742              -               -              -              -              -
    Nuclear fuel elements                   13,283,605              -               -              -              -              -
    Technical equipment, plant
      and maschinery                    11,182,977,368  1,360,886,912   2,333,058,768    570,057,262      5,285,776    166,861,934
    Other equipment, fixtures,
      furniture and office equipment       137,749,835     59,657,729     314,716,358     38,139,974     23,632,531    227,815,876
    Advance payments and construction
      in progress                          660,219,861    165,707,949     646,144,602     64,412,209     11,786,900     40,834,267
                                        ------------------------------------------------------------------------------------------
    Total Property, plant and equipment 16,946,378,696  3,059,533,415   5,153,787,592    707,771,761  2,551,958,875  1,424,555,414
                                        ------------------------------------------------------------------------------------------
                                                                                    -                             -
III.Financial assets                                                                -                             -
    Shares in non-consolidated
      affiliated companies               6,877,779,948      5,773,954      84,306,875    569,036,299      4,087,918     15,415,741
    Long-term loans to affiliated
      companies                            160,263,599        835,312       9,691,408  1,156,943,303              -              -
    Shares in associated companies       4,725,917,704    194,372,145     321,630,772              -    320,937,184     29,580,022
    Other share investments              3,492,537,536     17,320,668      36,212,314              -     35,673,306      3,620,049
    Loans to associated and other
      companies                            201,327,431    141,024,471       3,775,577     99,724,642      1,538,784      1,069,299
    Long-term securities                 1,446,542,587      2,287,546      46,179,345        314,358        197,634    301,943,118
    Loans related to banking operations
      and other long-term loans            836,857,595     57,846,397     699,709,839              -        407,819     41,711,485
                                        ------------------------------------------------------------------------------------------
    Total Financial assets              17,741,226,400    419,460,492   1,201,506,130  1,826,018,602    362,842,645    393,339,713
                                        ------------------------------------------------------------------------------------------
                                                                                    -                             -
                                        ------------------------------------------------------------------------------------------
    Total Fixed assets                  37,744,723,911  4,965,494,118   9,882,327,424  2,855,850,202  3,023,251,869  2,453,990,344
                                        ------------------------------------------------------------------------------------------
                                                                                    -                             -
Non-fixed assets                                                                    -                             -
I.  Inventories                                                                     -                             -
    Raw materials and supplies             840,815,193    147,103,916     514,978,438     21,182,969    117,416,842     32,512,073
    Work in progress                        31,162,958     52,620,634     211,013,159              -    271,030,658      5,127,915
    Finished products, goods
      purchased for sale                    71,981,324    303,523,267   1,101,460,741              -    152,815,143    503,653,341
                                        ------------------------------------------------------------------------------------------
    Total Inventories                      943,959,474    503,247,817   1,827,452,338     21,182,969    541,262,644    541,293,328
                                        ------------------------------------------------------------------------------------------
                                                                                    -                             -
II. Receivables and other assets                                                                   -              -
    Financial receivables and
      other assets                       2,084,892,279              -     420,729,536  4,417,914,869    146,708,816    249,614,070
    Operating receivables and
      other assets                       6,887,185,884  2,430,570,773   2,922,661,152   (330,534,657    337,229,800  1,882,166,517
                                        ------------------------------------------------------------------------------------------
    Receivables and other assets         8,972,078,163  2,430,570,773   3,343,390,689  4,087,380,212    483,938,616  2,131,780,587
                                        ------------------------------------------------------------------------------------------
    Share investments to be sold                     -              -       4,365,788              -              -              -
    Securities                           5,663,427,913         21,498     129,122,616    919,809,442        944,237        129,449
    Liquid funds                           515,153,876     38,762,396     286,942,946     17,647,254     62,620,544     98,245,968
                                                     -              -               -              -              -              -
                                        ------------------------------------------------------------------------------------------
    Total Non-fixed assets              16,094,619,426  2,972,602,483   5,586,908,590  5,046,019,877  1,088,766,041  2,771,449,332
                                        ------------------------------------------------------------------------------------------
                                                                                    -                             -
III.Prepaid expenses/Deferred taxes
    Deferred taxes                         760,920,812    173,218,308     415,327,546    235,614,788     33,359,880    180,906,529
    Prepaid expenses                       172,683,183     22,487,139      62,793,886     16,637,311      5,033,525     34,345,461
                                                                                    -                             -
                                        ------------------------------------------------------------------------------------------
Total assets                            54,772,947,332  8,133,802,047  15,947,357,446  8,154,122,178  4,150,411,315  5,440,691,666
----------------------------------------------------------------------------------------------------------------------------------


                                                                                 E.ON AG
----------------------------------------------------------------------------------------
ASSETS                                                                         Total
                                            subtotal     Holding/Others     31.12.2002
----------------------------------------------------------------------------------------
                                                $               $                $
----------------------------------------------------------------------------------------
Fixed assets
I.  Intangible assets
    Licenses                             3,743,979,477      31,620,545    3,775,600,022
    Goodwill                                         -               -                -
    Goodwill from financial statement      394,356,909               -      394,356,909
    Goodwill from equity consolidation   4,929,082,455      30,022,313    4,959,104,769
    Other intangible assets                 50,158,838       2,992,000       53,150,838
    Advance payments                        20,624,404               -       20,624,404
                                        -----------------------------------------------
    Total Intangible assets              9,137,258,132      65,566,670    9,202,824,802
                                        -----------------------------------------------

II. Property, plant and equipment
    Real estate, leasehold rights        4,942,465,107      91,259,665    5,033,724,773
    Buildings, including buildings
      on leasehold land                  6,864,069,187     215,590,430    7,079,659,617
    Mine developement costs,
      mines, drillings                      14,221,742               -       14,221,742
    Nuclear fuel elements                   13,283,605               -       13,283,605
    Technical equipment, plant
      and maschinery                    15,619,128,020          23,135   15,619,151,156
    Other equipment, fixtures,
      furniture and office equipment       801,712,303      14,238,682      815,950,986
    Advance payments and construction
      in progress                        1,589,105,787       6,548,573    1,595,654,360
                                        -----------------------------------------------
    Total Property, plant and equipment 29,843,985,752     327,660,486   30,171,646,238
                                        -----------------------------------------------

III.Financial assets
    Shares in non-consolidated
      affiliated companies               7,556,400,734  (6,572,916,326)     983,484,408
    Long-term loans to affiliated
      companies                          1,327,733,622  (1,228,256,374)      99,477,248
    Shares in associated companies       5,592,437,826     416,905,756    6,009,343,582
    Other share investments              3,585,363,874  (1,687,275,188)   1,898,088,686
    Loans to associated and other
      companies                            448,460,205     275,006,075      723,466,279
    Long-term securities                 1,797,464,587     311,028,004    2,108,492,591
    Loans related to banking operations
      and other long-term loans          1,636,533,136       2,832,971    1,639,366,106
                                        -----------------------------------------------
    Total Financial assets              21,944,393,983  (8,482,675,083)  13,461,718,900
                                        -----------------------------------------------

                                        -----------------------------------------------
    Total Fixed assets                  60,925,637,867  (8,089,447,927)  52,836,189,940
                                        -----------------------------------------------

Non-fixed assets
I.  Inventories
    Raw materials and supplies           1,674,009,431     (11,726,370)   1,662,283,060
    Work in progress                       570,955,324              -       570,955,324
    Finished products, goods
      purchased for sale                 2,133,433,816      30,555,369    2,163,989,185
                                        -----------------------------------------------
    Total Inventories                    4,378,398,570      18,828,998    4,397,227,569
                                        -----------------------------------------------

II. Receivables and other assets
    Financial receivables and
      other assets                       7,319,859,571  (6,048,923,654)   1,270,935,918
    Operating receivables and
      other assets                      14,129,279,469   1,537,246,622   15,666,526,091
                                        -----------------------------------------------
    Receivables and other assets        21,449,139,041  (4,511,677,032)  16,937,462,009
                                        -----------------------------------------------
    Share investments to be sold             4,365,788      (4,365,788)               -
    Securities                           6,713,455,155     383,320,641    7,096,775,795
    Liquid funds                         1,019,372,984   2,570,774,107    3,590,147,091
                                                     -               -                -
                                        -----------------------------------------------
    Total Non-fixed assets              33,560,365,750  (1,538,753,286)  32,021,612,463
                                        -----------------------------------------------

III.Prepaid expenses/Deferred taxes                  -
    Deferred taxes                       1,799,347,862     175,650,009    1,974,997,871
    Prepaid expenses                       313,980,506      13,341,604      327,322,110

                                        -----------------------------------------------
Total assets                            96,599,331,984  (9,439,209,600)  87,160,122,385
---------------------------------------------------------------------------------------

  row and column totals may reflect small rounding errors                               Consolidated Financial Statements 12/31/2001
  exchange rate: 1 $ US = (euro) 0,88                                                                                         Page 2
                                                                                                                       Summe Passiva



                                                                                                                           E.ON AG
----------------------------------------------------------------------------------------------------------------------------------
ASSETS                                      Energy           Oil          Chemicals       Telecom-                   Distribution/
                                                                                        munications     Real estate    Logistics
----------------------------------------------------------------------------------------------------------------------------------
                                           (euro)           (euro)         (euro)           (euro)        (euro)        (euro)
----------------------------------------------------------------------------------------------------------------------------------
Fixed assets
I.  Intangible assets
    Licenses                             2,048,130,035    811,854,900     954,700,721    348,392,647     64,818,378     26,625,452
    Goodwill
    Goodwill from financial statement       27,242,745      9,877,578     260,745,183              -              -    150,267,345
    Goodwill from equity consolidation   1,357,227,867    844,423,559   2,781,790,955     18,657,115     58,032,580    541,097,987
    Other intangible assets                 41,398,006              -      10,755,984              -              -      4,844,690
    Advance payments                                 -     23,048,748               -              -        388,075              -
                                        ------------------------------------------------------------------------------------------
    Total Intangible assets              3,473,998,653  1,689,204,785   4,007,992,843    365,977,089    123,239,033    722,835,474
                                        ------------------------------------------------------------------------------------------

II. Property, plant and equipment
    Real estate, leasehold rights        3,111,660,210    589,776,975     818,863,202      9,874,550    820,194,935    266,067,750
    Buildings, including buildings
      on leasehold land                  2,499,619,660  1,084,405,781   1,294,623,007     30,082,627  2,033,502,414    857,845,133
    Mine developement costs,
      mines, drillings                      16,161,070              -               -              -              -              -
    Nuclear fuel elements                   15,095,006              -               -              -              -              -
    Technical equipment, plant
      and maschinery                    12,707,928,827  1,546,462,400   2,651,203,146    647,792,343      6,006,564    189,615,834
    Other equipment, fixtures,
      furniture and office equipment       156,533,903     67,792,874     357,632,225     43,340,880     26,855,149    258,881,677
    Advance payments and construction
      in progress                          750,249,842    188,304,487     734,255,229     73,195,692     13,394,205     46,402,576
                                        ------------------------------------------------------------------------------------------
    Total Property, plant and equipment 19,257,248,518  3,476,742,517   5,856,576,809    804,286,092  2,899,953,267  1,618,812,970
                                        ------------------------------------------------------------------------------------------

III.Financial assets
    Shares in non-consolidated
      affiliated companies               7,815,659,032      6,561,311      95,803,267    646,632,158      4,645,361     17,517,887
    Long-term loans to affiliated
      companies                            182,117,726        949,218      11,012,964  1,314,708,299              -              -
    Shares in associated companies       5,370,361,027    220,877,437     365,489,514              -    364,701,345     33,613,661
    Other share investments              3,968,792,655     19,682,577      41,150,357              -     40,537,848      4,113,692
    Loans to associated and other
      companies                            228,781,172    160,255,081       4,290,428    113,323,457      1,748,618      1,215,113
    Long-term securities                 1,643,798,394      2,599,484      52,476,528        357,225        224,584    343,117,179
    Loans related to banking operations
      and other long-term loans            950,974,540     65,734,542     795,124,817              -        463,431     47,399,415
                                        ------------------------------------------------------------------------------------------
    Total Financial assets              20,160,484,546    476,659,650   1,365,347,875  2,075,021,139    412,321,187    446,976,947
                                        ------------------------------------------------------------------------------------------
                                                     -              -               -                             -
                                        ------------------------------------------------------------------------------------------
    Total Fixed assets                  42,891,731,717  5,642,606,952  11,229,917,527  3,245,284,320  3,435,513,487  2,788,625,391
                                        ------------------------------------------------------------------------------------------

Non-fixed assets
I.  Inventories
    Raw materials and supplies             955,471,810    167,163,541     585,202,770     24,071,556    133,428,230     36,945,537
    Work in progress                        35,412,452     59,796,175     239,787,681              -    307,989,384      5,827,176
    Finished products, goods
      purchased for sale                    81,796,959    344,912,803   1,251,659,933              -    173,653,572    572,333,342
                                        ------------------------------------------------------------------------------------------
    Total Inventories                    1,072,681,221    571,872,519   2,076,650,384     24,071,556    615,071,186    615,106,055
                                        ------------------------------------------------------------------------------------------

II. Receivables and other assets
    Financial receivables and
      other assets                       2,369,195,772              -     478,101,746  5,020,357,806    166,714,564    283,652,352
    Operating receivables and
      other assets                       7,826,347,595  2,762,012,242   3,321,205,855   (375,607,565    383,215,682  2,138,825,588
                                        ------------------------------------------------------------------------------------------
    Receivables and other assets        10,195,543,367  2,762,012,242   3,799,307,601  4,644,750,241    549,930,246  2,422,477,940
                                        ------------------------------------------------------------------------------------------
    Share investments to be sold                     -              -       4,961,123              -              -              -
    Securities                           6,435,713,537         24,429     146,730,246  1,045,238,002      1,072,997        147,101
    Liquid funds                           585,402,132     44,048,177     326,071,530     20,053,698     71,159,709    111,643,145

                                        ------------------------------------------------------------------------------------------
    Total Non-fixed assets              18,289,340,257  3,377,957,367   6,353,720,884  5,734,113,497  1,237,234,138  3,149,374,241
                                        ------------------------------------------------------------------------------------------

III.Prepaid expenses/Deferred taxes
    Deferred taxes                         864,682,741    196,838,986     471,963,121    267,744,077     37,908,954    205,575,601
    Prepaid expenses                       196,230,890     25,553,567      71,356,689     18,906,035      5,719,915     39,028,933

                                        ------------------------------------------------------------------------------------------
Total assets                            62,241,985,605  9,242,956,872  18,126,958,221  9,266,047,929  4,716,376,494  6,182,604,166
----------------------------------------------------------------------------------------------------------------------------------



                                                                                 E.ON AG
-----------------------------------------------------------------------------------------
ASSETS                                                                         Total
                                            subtotal       Holding/Others    31.12.2002
-----------------------------------------------------------------------------------------
                                             (euro)            (euro)          (euro)
-----------------------------------------------------------------------------------------
Fixed assets
I.  Intangible assets
    Licenses                              4,254,522,133       35,932,437    4,290,454,570
    Goodwill
    Goodwill from financial statement       448,132,851                -      448,132,851
    Goodwill from equity consolidation    5,601,230,063       34,116,265    5,635,346,328
    Other intangible assets                  56,998,680        3,400,000       60,398,680
    Advance payments                         23,436,823                -       23,436,823
                                        -------------------------------------------------
    Total Intangible assets              10,383,247,877       74,507,580   10,457,755,457
                                        -------------------------------------------------

II. Property, plant and equipment
    Real estate, leasehold rights         5,616,437,622      103,704,165    5,720,141,787
    Buildings, including buildings
      on leasehold land                   7,800,078,622      244,989,125    8,045,067,747
    Mine developement costs,
      mines, drillings                       16,161,070                -       16,161,070
    Nuclear fuel elements                    15,095,006                -       15,095,006
    Technical equipment, plant
      and maschinery                     17,749,009,114           26,290   17,749,035,404
    Other equipment, fixtures,
      furniture and office equipment        911,036,708       16,180,321      927,217,029
    Advance payments and construction
      in progress                         1,805,802,031        7,441,560    1,813,243,591
                                        -------------------------------------------------
    Total Property, plant and equipment  33,913,620,173      372,341,461   34,285,961,634
                                        -------------------------------------------------

III.Financial assets
    Shares in non-consolidated
      affiliated companies                8,586,819,016   (7,469,223,098)   1,117,595,918
    Long-term loans to affiliated
      companies                           1,508,788,207   (1,395,745,880)     113,042,327
    Shares in associated companies        6,355,042,984      473,756,541    6,828,799,525
    Other share investments               4,074,277,129   (1,917,358,168)   2,156,918,961
    Loans to associated and other
      companies                             509,613,869      312,506,903      822,120,772
    Long-term securities                  2,042,573,394      353,440,914    2,396,014,308
    Loans related to banking operations
      and other long-term loans           1,859,696,745        3,219,285    1,862,916,030
                                        -------------------------------------------------
    Total Financial assets               24,936,811,344   (9,639,403,503)  15,297,407,841
                                        -------------------------------------------------
                                                                                        -
                                        -------------------------------------------------
    Total Fixed assets                   69,233,679,394   (9,192,554,462)  60,041,124,932
                                        -------------------------------------------------

Non-fixed assets
I.  Inventories
    Raw materials and supplies            1,902,283,444      (13,325,421)   1,888,958,023
    Work in progress                        648,812,868                -      648,812,868
    Finished products, goods
      purchased for sale                  2,424,356,609       34,722,010    2,459,078,619
                                        -------------------------------------------------
    Total Inventories                     4,975,452,921       21,396,589    4,996,849,510
                                        -------------------------------------------------

II. Receivables and other assets
    Financial receivables and
      other assets                        8,318,022,240   (6,873,776,879)   1,444,245,361
    Operating receivables and
      other assets                       16,055,999,397    1,746,871,161   17,802,870,558
                                        -------------------------------------------------
    Receivables and other assets         24,374,021,637   (5,126,905,718)  19,247,115,919
                                        -------------------------------------------------
    Share investments to be sold              4,961,123       (4,961,123)               -
    Securities                            7,628,926,312      435,591,637    8,064,517,949
    Liquid funds                          1,158,378,391    2,921,334,212    4,079,712,603

                                        -------------------------------------------------
    Total Non-fixed assets               38,141,740,384   (1,753,544,403)  36,388,195,981
                                        -------------------------------------------------

III.Prepaid expenses/Deferred taxes
    Deferred taxes                        2,044,713,480      199,602,283    2,244,315,763
    Prepaid expenses                        356,796,029       15,160,914      371,956,943

                                        -------------------------------------------------
Total assets                            109,776,929,287  (10,731,335,668)  99,045,593,619
-----------------------------------------------------------------------------------------

                                                                                        Consolidated Financial Statements 12/31/2001
                                                                                                                              Page 2


E.ON Consolidated financial statement 12/31/2001
------------------------------------------------------------------------------------------------------------------------------------

Liabilities and stockholders' equity                                                                 Telecom-
                                                Energy             Oil            Chemicals         munication       Real estate
                                                  $                 $                 $                 $                 $
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
     Capital stock                            1,163,042,633       228,800,000           224,968       112,864,968       130,504,000
     Additional paid-in capital              10,241,460,530       183,796,644     1,864,593,420     2,848,865,476       139,582,718
     Retained earnings                        3,957,683,164       371,064,932     4,193,489,219     4,051,325,052      -181,806,226
     Wahrungsumrechnungsdifferenzen/netto       -25,491,333        55,201,281                 0                 0                 0
     Unrealisierte Gewinne / Verluste
        (Beteil. und WP)                       -257,292,504          -931,710        16,263,821        16,263,821        29,478,280
     Reklassifizierungsanpassg. fur reali
        Gew & Verlust                           -23,020,314                 0                 0                 0                 0
     Minimum pension liability                  113,094,920        54,091,338                 0                 0         5,137,624
     Cash Flow Hedges                                     0        -1,155,143        -1,781,468        -1,781,468                 0
     Accumulated Other comprehensive income    -372,858,443          -976,910        14,482,354        14,482,354        24,340,657
     Treasury stock                                       -                 -                 -                 -                 -
  Shareholders' equity                       14,989,327,884       782,684,667     6,072,789,961     7,027,537,850       112,621,149

  Minority interests
     Minority interests in capital and
        retained earnings                     2,913,485,627         3,316,894        20,707,900        20,707,900             1,350
     Minority interests in profit               305,891,001         7,065,150       -36,545,373       -36,545,373                 0
     Minority interests in losses                21,446,040                 0                 0                 0                 0
  Minority interests                          3,197,930,588        10,382,044       -15,837,473       -15,837,473             1,350

Accrued liabilities
     Provisions for pensions                  3,927,497,605       888,332,504            88,655            88,655        77,695,768
     Provisions for taxes (without
        deferred taxes)                       1,768,895,492       164,869,631            93,565            93,565                 0
     Provisions for nuclear waste
        management                            9,450,829,793                 0                 0                 0                 0
     Miscellaneous                            4,650,944,646       648,841,149        65,163,049        65,193,849        11,812,054
  Accrued liabilities                        19,798,167,536     1,702,043,284        65,345,269        65,376,069        89,507,822

Liabilities
     Bonds                                      967,486,449                 0                 0                 0                 0
     Bank loans/Liabilities to banks          3,029,119,750       733,735,541       501,600,000       501,600,000                 0
     Bills payable                                        -        12,675,598                 -                 -                 -
     Liabilities related to banking
        operations                                        -                 -           308,568           308,568                 -
     Comm. Paper, Medium Term Note,
        Inh.schuldv.                                      -                 -                 -                 -                 -
     Liabilities from leases                      9,311,783        23,585,377                 0                 0                 0
     Financial Liabilities to affiliated
        companies                               230,749,658     1,780,927,423        33,202,287        33,202,287       424,740,400
     Financial Liabilities to companies
        in which participaint interests
        are held                              2,079,365,248        96,216,905                 0                 0                 0
     Other financial liabilities                    598,990       142,820,470       343,604,354       343,604,354                 0
  Total financial liabilities                 6,316,631,878     2,789,961,315       878,715,210       878,715,210       424,740,400

     Accounts payable                           662,713,033     1,236,067,114        86,165,994        86,165,994         1,077,853
     Liabilities to affiliated companies        187,770,940       450,282,290           313,101           313,101                 0
     Liabilities to companies in which
        participating interests are held        221,024,308        20,454,779                 0                 0                 0
     Capital expenditure grants                 242,441,718            71,633                 0                 0                 0
     Construction grants from energy
        consumers                             2,643,992,220                 0                 0                 0                 0
     Advance payments (deferred revenue)         66,479,080         8,525,299             3,609             3,609                 0
     Other operating liabilities              3,223,953,066       670,495,997        85,146,101        85,146,101         1,037,072
  Total operating liabilities                 7,248,374,365     2,385,897,112       171,628,805       171,628,805         2,114,925

  Total liabilities                          13,565,006,243     5,175,858,427     1,050,344,015     1,050,344,015       426,855,326

Deferred income/Deferred taxes
     Deferred taxes                           2,947,350,085       459,001,800                 0                 0        23,503,126
     Deferred income                            275,164,996         3,831,826        26,701,717        26,701,717                 0

Total liabilities an stockholders' equity    54,772,947,332     8,133,802,047     7,199,343,488     8,154,122,178       652,488,772

------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                         Total
Liabilities and stockholders' equity            Distribution        subtotal         Holding /        consolidated
                                                / Logistics                            Others          31.12.2001
                                                     $                 $                 $                 $
----------------------------------------------------------------------------------------------------------------------

Shareholders' equity
     Capital stock                               2,435,993,117     1,583,296,000      -560,377,953     1,583,295,990
     Additional paid-in capital                 21,144,591,423    10,034,652,983    -8,572,967,360    10,034,273,092
     Retained earnings                          11,474,388,595    -1,071,949,812       250,859,519    10,348,321,482
     Wahrungsumrechnungsdifferenzen/netto          130,372,088       129,783,071       248,419,494       363,146,932
     Unrealisierte Gewinne / Verluste
        (Beteil. und WP)                          -225,618,557        24,082,496       -58,611,472      -257,155,803
     Reklassifizierungsanpassg. fur reali
        Gew & Verlust                              -26,159,448          -198,654          -198,654       -23,218,968
     Minimum pension liability                     350,331,058        13,679,090       -27,115,040       281,176,291
     Cash Flow Hedges                              -39,168,693                 0       -10,644,080       -45,112,530
     Accumulated Other comprehensive income       -458,586,772       140,385,131       206,477,636      -197,078,724
     Treasury stock                                          -       241,437,368       241,437,368       241,437,368
  Shareholders' equity                          34,596,386,363    10,444,946,934    -8,917,445,527    21,527,374,473

  Minority interests
     Minority interests in capital and
        retained earnings                        3,418,190,649           787,983     2,248,964,547     5,256,972,318
     Minority interests in profit                  336,680,842            43,618        50,113,515       346,392,656
     Minority interests in losses                   30,889,180                 0       -22,767,492         4,414,986
  Minority interests                             3,723,982,311           831,601     2,321,845,554     5,598,949,988

Accrued liabilities
     Provisions for pensions                     8,567,714,455       161,796,225       159,473,267     7,699,061,988
     Provisions for taxes (without
        deferred taxes)                          2,724,061,070     1,636,526,224     1,096,551,099     3,493,724,840
     Provisions for nuclear waste
        management                              10,739,579,310                 0                 0     9,450,829,793
     Miscellaneous                               8,866,110,197       639,950,522       419,475,698     8,221,652,672
  Accrued liabilities                           30,897,465,032     2,438,272,971     1,675,500,064    28,865,269,293

Liabilities
     Bonds                                       1,689,911,345                 0                 0     1,487,121,984
     Bank loans/Liabilities to banks             9,144,404,122        19,706,753      -153,109,596     7,893,966,032
     Bills payable                                  29,516,844                 -                 -        25,974,823
     Liabilities related to banking
        operations                               1,109,775,296                 -                 -       976,602,260
     Comm. Paper, Medium Term Note,
        Inh.schuldv.                                         -        87,765,247        87,765,247        87,765,247
     Liabilities from leases                        84,540,371                 0                 0        74,395,526
     Financial Liabilities to affiliated
        companies                                4,711,304,279     7,284,923,315    -3,414,843,466       731,104,299
     Financial Liabilities to companies
        in which participaint interests
        are held                                 2,475,226,974        22,538,025        22,538,025     2,200,737,762
     Other financial liabilities                   805,532,911           440,979       -28,537,866       680,331,096
  Total financial liabilities                   20,050,212,142     7,415,374,319    -3,486,187,656    14,157,999,029

     Accounts payable                            4,339,182,945        25,768,304        25,768,304     3,844,249,296
     Liabilities to affiliated companies         1,046,622,083         4,075,528      -627,378,023       293,649,410
     Liabilities to companies in which
        participating interests are held           312,259,738           164,282           164,282       274,952,851
     Capital expenditure grants                    289,593,492                 0                 0       254,842,273
     Construction grants from energy
        consumers                                3,004,536,614                 0                 0     2,643,992,220
     Advance payments (deferred revenue)           322,778,897            15,741            15,741       284,061,170
     Other operating liabilities                 5,445,389,803       110,154,795       -46,746,718     4,745,196,308
  Total operating liabilities                   14,760,363,572       140,178,650      -648,176,415    12,340,943,528

  Total liabilities                             34,810,575,714     7,555,552,968    -4,134,364,071    26,498,942,557

Deferred income/Deferred taxes
     Deferred taxes                              5,150,265,024         5,606,112      -579,205,533     3,953,027,688
     Deferred income                               598,254,843           847,976       190,094,122       716,558,384

Total liabilities an stockholders' equity      109,776,929,287    20,446,058,562    -9,443,575,390    87,160,122,382

----------------------------------------------------------------------------------------------------------------------
      raw and column totals may reflect small rounding errors                 0
      exchange rate: 1 $ US =(euro)0,88

E.ON Consolidated financial statement 12/31/2001
------------------------------------------------------------------------------------------------------------------------------------

Liabilities and stockholders' equity                                                                   Telecom-
                                                Energy              Oil             Chemicals         munication       Real estate
                                                (euro)             (euro)             (euro)            (euro)            (euro)
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
Shareholders' equity
     Capital stock                            1,321,639,356       260,000,000       205,623,590       128,255,646       182,000,000
     Additional paid-in capital              11,638,023,329       208,859,823     5,146,737,055     3,237,347,132       228,945,102
     Retained earnings                        4,497,367,232       421,664,696       695,691,505     4,603,778,468       734,934,060
     Accumulated Other comprehensive
        income                                 -423,702,776        -1,110,125       -87,386,282        16,457,220       -11,541,156
     Treasury stock                                       -                 -                 -                 -                 -
  Shareholders' equity                       17,033,327,141       889,414,394     5,960,665,868     7,985,838,466     1,134,338,006

  Minority interests
     Minority interests in capital and
        retained earnings                     3,310,779,122         3,769,198        46,074,699        23,531,705         8,903,176
     Minority interests in profit               347,603,410         8,028,579        10,729,284       -41,528,833         5,663,925
     Minority interests in losses                24,370,500                 -         4,159,329                 -         2,359,351
  Minority interests                          3,634,012,032        11,797,777        52,644,654       -17,997,128        12,207,750

Accrued liabilities
     Provisions for pensions                  4,463,065,460     1,009,468,755     2,443,274,446           100,744       198,163,310
     Provisions for taxes (without
        deferred taxes)                       2,010,108,514       187,351,853       428,365,533           106,324        13,072,448
     Provisions for nuclear waste
        management                           10,739,579,310                 -                 -                 -                 -
     Miscellaneous                            5,285,164,370       737,319,488     1,738,655,849        74,083,919       234,717,717
  Accrued liabilities                        22,497,917,654     1,934,140,096     4,610,295,828        74,290,987       445,953,475

Liabilities
     Bonds                                    1,099,416,419                 -       590,494,926                 -                 -
     Bank loans/Liabilities to banks          3,442,181,534       833,790,388     1,866,769,938       570,000,000     1,557,412,599
     Bills payable                                        -        14,404,089        12,508,105                 -                 -
     Liabilities related to banking
        operations                                        -                 -     1,109,424,650           350,646                 -
     Comm. Paper, Medium Term Note,
        Inh.schuldv.                                      -                 -                 -                 -                 -
     Liabilities from leases                     10,581,572        26,801,565         1,805,709                 -                 -
     Financial Liabilities to affiliated
        companies                               262,215,521     2,023,781,162     1,244,385,669        37,729,872       496,574,479
     Financial Liabilities to companies
        in which participating interests
        are held                              2,362,915,055       109,337,392         2,974,527                 -                 -
     Other financial liabilities                    680,670       162,295,989        69,635,794       390,459,493       133,062,415
  Total financial liabilities                 7,177,990,771     3,170,410,585     4,897,999,318       998,540,011     2,187,049,493

     Accounts payable                           753,082,992     1,404,621,720       981,247,762        97,915,902        53,543,622
     Liabilities to affiliated companies        213,376,068       511,684,421       180,387,460           355,797       119,853,713
     Liabilities to companies in which
        participating interests are held        251,163,986        23,244,067        27,966,643                 -         3,391,652
     Capital expenditure grants                 275,501,952            81,401        14,010,139                 -                 -
     Construction grants from energy
        consumers                             3,004,536,614                 -                 -                 -                 -
     Advance payments (deferred revenue)         75,544,409         9,687,840         6,091,055             4,101       224,977,575
     Other operating liabilities              3,663,583,030       761,927,269       496,548,484        96,756,933        71,296,656
  Total operating liabilities                 8,236,789,051     2,711,246,718     1,706,251,543       195,032,733       473,063,218

  Total liabilities                          15,414,779,822     5,881,657,303     6,604,250,861     1,193,572,744     2,660,112,711

Deferred income/Deferred taxes
     Deferred taxes                           3,349,261,460       521,592,954       849,578,679                 -       271,233,021
     Deferred income                            312,687,496         4,354,348        49,522,331        30,342,860       192,531,531

Total liabilities an stockholders' equity    62,241,985,605     9,242,956,872    18,126,958,221     9,266,047,929     4,716,376,494

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                                                                                                            Total
Liabilities and stockholders' equity              Distribution        subtotal          Holding /        consolidated
                                                  / Logistics                            Others          31.12.2001
                                                     (euro)            (euro)            (euro)            (euro)
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Shareholders' equity
     Capital stock                                 338,474,525     2,435,993,117      -636,793,128     1,799,199,989
     Additional paid-in capital                    684,678,982    21,144,591,423    -9,742,008,364    11,402,583,059
     Retained earnings                             520,952,634    11,474,388,595       285,067,635    11,759,456,230
     Accumulated Other comprehensive
        income                                      48,696,347      -458,586,772       234,633,677      -223,953,095
     Treasury stock                                          -                 -       274,360,646       274,360,646
  Shareholders' equity                           1,592,802,488    34,596,386,363   -10,133,460,826    24,462,925,537

  Minority interests
     Minority interests in capital and
        retained earnings                           25,132,749     3,418,190,649     2,555,641,531     5,973,832,180
     Minority interests in profit                    6,184,477       336,680,842        56,947,176       393,628,018
     Minority interests in losses                            -        30,889,180       -25,872,150         5,017,030
  Minority interests                                31,317,226     3,723,982,311     2,638,460,857     6,362,443,168

Accrued liabilities
     Provisions for pensions                       453,641,740     8,567,714,455       181,219,622     8,748,934,077
     Provisions for taxes (without
        deferred taxes)                             85,056,398     2,724,061,070     1,246,080,794     3,970,141,864
     Provisions for nuclear waste
        management                                           -    10,739,579,310                 -    10,739,579,310
     Miscellaneous                                 796,168,854     8,866,110,197       476,676,930     9,342,787,127
  Accrued liabilities                            1,334,866,992    30,897,465,032     1,903,977,346    32,801,442,378

Liabilities
     Bonds                                                   -     1,689,911,345                 -     1,689,911,345
     Bank loans/Liabilities to banks               874,249,663     9,144,404,122      -173,988,177     8,970,415,945
     Bills payable                                   2,604,650        29,516,844                 -        29,516,844
     Liabilities related to banking
        operations                                           -     1,109,775,296                 -     1,109,775,296
     Comm. Paper, Medium Term Note,
        Inh.schuldv.                                         -                 -        99,733,235        99,733,235
     Liabilities from leases                        45,351,525        84,540,371                 -        84,540,371
     Financial Liabilities to affiliated
        companies                                  646,617,576     4,711,304,279    -3,880,503,939       830,800,340
     Financial Liabilities to companies
        in which participating interests
        are held                                             -     2,475,226,974        25,611,392     2,500,838,366
     Other financial liabilities                    49,398,550       805,532,911       -32,429,393       773,103,518
  Total financial liabilities                    1,618,221,964    20,050,212,142    -3,961,576,882    16,088,635,260

     Accounts payable                            1,048,770,947     4,339,182,945        29,282,164     4,368,465,109
     Liabilities to affiliated companies            20,964,624     1,046,622,083      -712,929,572       333,692,511
     Liabilities to companies in which
        participating interests are held             6,493,390       312,259,738           186,684       312,446,422
     Capital expenditure grants                              -       289,593,492                 -       289,593,492
     Construction grants from energy
        consumers                                            -     3,004,536,614                 -     3,004,536,614
     Advance payments (deferred revenue)             6,473,917       322,778,897            17,887       322,796,784
     Other operating liabilities                   355,277,431     5,445,389,803       -53,121,271     5,392,268,532
  Total operating liabilities                    1,437,980,309    14,760,363,572      -736,564,108    14,023,799,464

  Total liabilities                              3,056,202,273    34,810,575,714    -4,698,140,990    30,112,434,724

Deferred income/Deferred taxes
     Deferred taxes                                158,598,910     5,150,265,024      -658,188,106     4,492,076,918
     Deferred income                                 8,816,277       598,254,843       216,016,048       814,270,891

Total liabilities an stockholders' equity        6,182,604,166   109,776,929,287   -10,731,335,671    99,045,593,616

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